Exhibit 99.1

Gordon Pointe Acquisition Corp. Announces Extension of Deadline to Consummate Business Combination with HOF Village and Shareholders May Participate Telephonically in Special Meeting on Vote to Business Combination

NEW YORK and NAPLES, Fla., June 15, 2020 /PRNewswire/ -

Gordon Pointe Acquisition Corp. (Nasdaq: GPAQ) (“GPAQ”) announced today that it had elected to extend the deadline to consummate its proposed business combination with HOF Village, LLC (“HOFV”) to July 15, 2020. As previously disclosed, GPAQ had amended its amended and restated certificate of incorporation to extend the date by which GPAQ must consummate its initial business combination from May 14, 2020 to June 15, 2020, plus an option by GPAQ to further extend such date for an additional thirty days to July 15, 2020. In connection with such extension, on June 12, 2020, GPAQ’s sponsor contributed to GPAQ $0.04 for each of GPAQ’s public shares outstanding, for an aggregate contribution of $114,937.76, which amount was deposited into GPAQ’s trust account established in connection with GPAQ’s initial public offering. GPAQ now has until July 15, 2020 to consummate its proposed business.

GPAQ also announced today that, in light of continued public health concerns regarding the Coronavirus, or COVID-19, that GPAQ shareholders of record may participate telephonically in the special shareholders meeting (the “Special Meeting”) to approve the proposed business combination with HOFV scheduled for June 30, 2020 at 10:00 A.M. Eastern. GPAQ shareholders may participate in the call by dialing 1-646-558-8656, Entry Code: 798-121-0979 and Passcode: 882333.

GPAQ shareholders are entitled to participate in and vote at the Special Meeting to approve the proposed extension if they were a shareholder of record as of the close of business on June 1, 2020, or hold an appropriate legal proxy for the meeting provided by their broker, bank or other nominee.

Whether or not a shareholder plans to attend the Special Meeting telephonically, GPAQ urges its shareholders to vote and submit their proxy in advance of the Special Meeting by one of the methods described in the proxy statement/prospectus. Instructions as to how to vote at the Special Meeting will be provided on the conference call.

About Gordon Pointe Acquisition Corp.

GPAQ is a special purpose acquisition company formed by Mr. James Dolan. GPAQ raised $125 million in its initial public offering in January of 2018. Additional information can be found at www.gordonpointe.com.

About HOF Village, LLC

Johnson Controls Hall of Fame Village, a development of HOF Village, LLC is a multi-use sports, entertainment and media destination centered around the Pro Football Hall of Fame's campus in Canton, Ohio. It provides a themed sports, entertainment and media venue to capitalize on the popularity and fandom associated with professional football and its legendary players. HOF Village, LLC was founded by the Pro Football Hall of Fame through its wholly owned, for profit subsidiary Hall of Fame Village, Inc. and Industrial Realty Group, LLC.

Additional Information

In connection with the proposed business combination between GPAQ and HOFV, GPAQ has filed with the SEC Amendment No. 3 to Definitive Proxy Statement on June 4, 2020 (the “Merger Proxy Statement”), and GPAQ’s wholly-owned subsidiary, GPAQ Acquisition Holdings, Inc. (“Holdings”) has filed with the SEC Post-Effective Amendment No. 3 to Registration Statement on Form S-4 on June 4, 2020 (the “Registration Statement”). Investors and security holders are advised to read the Registration Statement and the Merger Proxy Statement, and amendments thereto and the definitive proxy statements, which contain important information about the proposed business combination and the parties to it. The Registration Statement and definitive Merger Proxy Statement has been mailed to stockholders of GPAQ as of June 1, 2020. Stockholders will also be able to obtain copies of the Registration Statement and Merger Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Gordon Pointe Acquisition Corp., 780 Fifth Avenue South, Naples, FL 34102.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed merger; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and Holding’s, GPAQ’s and HOFV’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities, relating to the acquired business. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. The following risks and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the impact of the Coronavirus on GPAQ and HOFV, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of GPAQ or other conditions to closing in the Merger Agreement; the outcome of any legal proceedings that have been, or will be, instituted against GPAQ or other parties to the Merger Agreement following announcement of the Merger Agreement and transactions contemplated therein; the ability of Holding’s to meet NASDAQ listing standards following the merger and in connection with the consummation thereof; the failure to obtain the financing arrangements necessary to complete the development of the project; the failure to achieve the assumptions underlying certain of the financial projections included within the investor presentation including, among others, securing the timely financing for, and achieving construction of, the second phase of the project within assumed time and financial budget, and achieving expected attendance and occupancy rates; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Merger Agreement and consummation of the transaction described therein; costs related to the proposed merger and the impact of the substantial indebtedness to be incurred to finance the consummation of the merger; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by GPAQ and Holdings.

Participants in the Solicitation

GPAQ, Holdings, HOFV, Newco and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAQ’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in GPAQ’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 10, 2020, and also in the Registration Statement on Form S-4 filed with the SEC and declared effective on February 14, 2020, as amended by Post-Effective Amendment No. 3 to Registration Statement filed with the SEC on June 4, 2020, which includes the proxy statement/prospectus of GPAQ for the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GPAQ’s stockholders in connection with the proposed business combination, and information concerning the interests of GPAQ’s and Newco’s participants in the solicitation, which may, in some cases, be different than those of GPAQ’s and Newco’s equity holders generally, is set forth in the Post-Effective Amendment No. 3 to Registration Statement.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

For Information, Contact:

HOF Village LLC or Gordon Pointe Investor Inquiries

Jacques Cornet, (646) 277-1285

Jacques.Cornet@icrinc.com

or

Will Swett, (646) 677-1818

Will.Swett@icrinc.com

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